                                                                      EXHIBIT 32

                    Certification of Chief Executive Officer

                  Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Getty Realty Corp. (the "Company") hereby certifies, to such officer's knowledge, that:

                  (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: April 28, 2004           BY: /s/ Leo Liebowitz
                                             -----------------------------------
                                                    (Signature)
                                             LEO LIEBOWITZ
                                             President and Chief Executive
                                             Officer

         A signed original of this written statement required by Section 906 has been provided to Getty Realty Corp. and will be retained by Getty Realty Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

         The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                                                      EXHIBIT 32

                    Certification of Chief Financial Officer

                  Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Getty Realty Corp.(the "Company") hereby certifies, to such officer's knowledge, that:

                  (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: April 28, 2004           BY: /s/ Thomas J. Stirnweis
                                             -----------------------------------
                                                        (Signature)
                                             THOMAS J. STIRNWEIS
                                             Vice President, Treasurer and
                                             Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Getty Realty Corp. and will be retained by Getty Realty Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

         The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.